UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31*

Date of reporting period: August 31, 2021

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Real Estate Fund. The remaining series of the Registrant have a fiscal year end other than August 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2021
MFS®  Global Real
Estate Fund
GRE-ANN

MFS® Global Real
Estate Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Prologis, Inc., REIT	6.4%
Extra Space Storage, Inc., REIT	3.4%
Welltower, Inc., REIT	3.2%
AvalonBay Communities, Inc., REIT	3.0%
American Homes 4 Rent, “A”, REIT	2.9%
Goodman Group, REIT	2.7%
Sun Communities, Inc., REIT	2.6%
Equity Lifestyle Properties, Inc., REIT	2.5%
Simon Property Group, Inc., REIT	2.5%
Equinix, Inc., REIT	2.4%
GICS equity sectors (g)
Real Estate	93.2%
Communication Services	4.1%
Health Care	0.8%
Issuer country weightings (x)
United States	59.3%
United Kingdom	6.2%
Hong Kong	5.1%
Japan	4.7%
Australia	4.1%
Germany	4.0%
Belgium	3.8%
Singapore	3.7%
Canada	2.5%
Other Countries	6.6%
Currency exposure weightings (y)
United States Dollar	59.3%
Euro	10.2%
British Pound Sterling	7.8%
Hong Kong Dollar	5.1%
Japanese Yen	4.7%
Australian Dollar	4.1%
Singapore Dollar	3.7%
Canadian Dollar	2.5%
Mexican Peso	1.5%
Other Currencies	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

Portfolio Composition - continued
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Global Real Estate Fund (fund) provided a total return of 33.02%, at net asset value. This compares with a return of 33.34% for the fund’s benchmark, the FTSE EPRA Nareit Developed Real Estate Index (net div) (FTSE Index).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
In contrast to the benchmark, the fund did not hold any real estate investments in Sweden, which detracted from performance relative to the FTSE Index as these investments generally outperformed during the reporting period. As a result, there were no real estate investments within Sweden that were among the fund's, or the benchmark's, top relative detractors during the reporting period.

Management Review - continued
Security selection within United Kingdom-based real estate investments also held back relative returns. Notably, the fund's overweight position in residential property management firm Grainger weakened relative results. Despite having reported solid earnings, which were driven by strong rent collection and occupancy rates, the company's stock performance lagged the benchmark as general concerns about the pandemic's impact on the UK property market appeared to have tempered investor enthusiasm.
Both an overweight allocation and stock selection within Singapore also dampened relative performance. Here, the fund's overweight positions in office and retail property management firm Mapletree Commercial Trust and logistics real estate management firm Mapletree Logistics Trust both weighed on relative results. The share price of Maple Tree Logistics Trust underperformed the benchmark after the company announced, early in the period, the acquisition of a portfolio of 24 warehouses, the majority of which reside in China, for approximately 1 billion Singapore dollars.
Securities in other countries that further detracted from relative returns included the fund's underweight position in retail property manager Simon Property Group and its overweight positions in residential property developer Deutsche Wohnen (Germany), property manager Swire Properties (Hong Kong) and co-location and data center solutions firm Equinix. Not holding shares of self-storage facility operator Public Storage and apartment community manager Apartment Income REIT, in addition to owning shares of logistics real estate developing and operating service provider ESR Cayman Limited(b) (Hong Kong), also hindered relative performance.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Security selection and, to a lesser extent, an underweight allocation to real estate investments within both Japan and Germany benefited relative performance over the reporting period. Within Japan, owning property investment and management firm Kenedix(b)(h) and not holding shares of real estate developer Mitsubishi Estate Company aided relative results. Within Germany, not holding residential property manager Vonovia supported relative returns. Shares of Vonovia trailed the benchmark over the reporting period as it appeared investors may have shifted capital from relatively stable real estate investments to higher yielding areas of the market. Additionally, the stock price reacted unfavorably to the company's attempt, late in the reporting period, to acquire competitor Deutsche Wohnen for €18.2 billion.
An overweight allocation to real estate investments within Norway also supported relative returns. Notably, the fund's overweight position in real estate developer Entra ASA(h) contributed positively to relative results. Entra ASA's stock price rose early in the reporting period, after the company delivered solid business results that saw little-to-no adverse impacts from COVID-19, which appeared to have helped alleviate investor concerns around the pandemic's impact on its business.

Management Review - continued
Lastly, selection within real estate investments located in the United States aided the fund's relative performance. Here, not holding poor-performing data center and colocation solutions provider Digital Realty Trust and apartment property management firm Apartment Investment & Management Company lifted relative results. Additionally, overweight positions in commercial property manager Urban Edge Properties, self-storage facility operator Extra Space Storage, shopping center property manager Brixmor Property Group and office and retail property manager Empire State Realty Trust further helped relative returns.
Respectfully,
Portfolio Manager(s)
Rick Gable
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/11/09	33.02%	10.13%	10.40%	N/A
B	12/19/14	32.02%	9.30%	N/A	8.76%
C	12/19/14	32.09%	9.31%	N/A	8.76%
I	3/11/09	33.31%	10.40%	10.66%	N/A
R1	12/19/14	32.03%	9.29%	N/A	8.76%
R2	12/19/14	32.71%	9.86%	N/A	9.31%
R3	12/19/14	33.04%	10.12%	N/A	9.59%
R4	12/19/14	33.37%	10.39%	N/A	9.85%
R6	7/02/12	33.49%	10.50%	N/A	10.82%
Comparative benchmark(s)

FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	33.34%	5.57%	7.55%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	25.37%	8.83%	9.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	28.02%	9.02%	N/A	8.76%
C With CDSC (1% for 12 months) (v)	31.09%	9.31%	N/A	8.76%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
It is not possible to invest directly in an index.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or

Performance Summary  - continued
promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.17%	$1,000.00	$1,202.45	$6.50
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
B	Actual	1.92%	$1,000.00	$1,197.80	$10.64
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
C	Actual	1.92%	$1,000.00	$1,198.23	$10.64
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
I	Actual	0.92%	$1,000.00	$1,203.44	$5.11
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R1	Actual	1.92%	$1,000.00	$1,197.66	$10.64
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
R2	Actual	1.42%	$1,000.00	$1,200.77	$7.88
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R3	Actual	1.17%	$1,000.00	$1,202.22	$6.49
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R4	Actual	0.92%	$1,000.00	$1,203.99	$5.11
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R6	Actual	0.85%	$1,000.00	$1,204.65	$4.72
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.1%
Construction – 8.4%
American Homes 4 Rent, “A”, REIT	1,835,844	$ 76,995,297
AvalonBay Communities, Inc., REIT	345,923	79,417,002
Mid-America Apartment Communities, Inc., REIT	330,323	63,544,236
		$219,956,535
Forest & Paper Products – 1.5%
Rayonier, Inc., REIT	1,100,828	$ 40,488,454
Medical & Health Technology & Services – 5.6%
Encompass Health Corp.	271,820	$ 21,324,279
Medical Properties Trust, Inc., REIT	1,973,110	40,409,293
Welltower, Inc., REIT	975,943	85,424,291
		$147,157,863
Network & Telecom – 5.5%
CoreSite Realty Corp., REIT	299,189	$ 44,390,672
Equinix, Inc., REIT	76,515	64,536,577
QTS Realty Trust, Inc., REIT, “A”	460,115	35,879,767
		$144,807,016
Real Estate – 71.6%
Advance Residence Investment Corp., REIT	11,938	$ 40,637,922
Alexandria Real Estate Equities, Inc., REIT	250,558	51,707,654
Allied Properties, REIT	523,789	17,972,358
Ascendas India Trust, REIT	19,624,400	21,165,071
Big Yellow Group PLC, REIT	2,269,538	47,584,188
Boston Properties, Inc., REIT	271,422	30,667,972
Brixmor Property Group, Inc., REIT	1,853,594	43,466,779
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	9,004,305	16,843,843
Deutsche Wohnen SE	1,002,086	62,189,702
Douglas Emmett, Inc., REIT	897,613	29,630,205
Embassy Office Parks, REIT	4,753,000	23,280,797
Empire State Realty Trust, REIT, “A”	1,019,739	10,472,720
EPR Properties, REIT	225,841	11,461,431
Equity Lifestyle Properties, Inc., REIT	778,526	66,229,207
ESR Cayman Ltd. (a)	13,448,400	40,980,923
Extra Space Storage, Inc., REIT	486,208	90,877,137
Fibra Uno Administracion S.A. de C.V., REIT	18,817,478	21,409,051
Goodman Group, REIT	4,170,571	70,569,173
Grainger PLC	10,227,671	44,912,479
Granite REIT	648,354	46,805,439

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Host Hotels & Resorts, Inc., REIT (a)	2,034,251	$ 33,687,197
Japan Logistics Fund, Inc., REIT	10,526	33,774,285
Katitas Co. Ltd.	1,486,800	49,463,146
LEG Immobilien SE	273,570	43,607,417
Link REIT	3,660,505	33,675,451
Mapletree Commercial Trust, REIT	23,715,600	35,808,448
Mapletree Logistics Trust, REIT	27,267,800	41,171,954
Multiplan Empreendimentos Imobiliarios S.A.	1,563,614	6,380,493
National Retail Properties, Inc., REIT	822,310	39,150,179
National Storage, REIT	22,050,302	37,746,290
Phillips Edison & Co., REIT	685,127	20,594,918
Prologis, Inc., REIT	1,261,809	169,915,200
Shaftesbury PLC, REIT	5,554,186	49,176,957
Shurgard Self Storage S.A.	620,569	37,149,773
Simon Property Group, Inc., REIT	480,053	64,543,126
Sino Land Co. Ltd.	18,631,635	27,453,540
STAG Industrial, Inc., REIT	1,212,278	51,218,745
STORE Capital Corp., REIT	1,288,235	46,466,636
Sun Communities, Inc., REIT	335,563	67,612,589
Swire Properties Ltd.	12,105,200	32,763,240
Unite Group PLC, REIT	1,261,237	21,198,295
Urban Edge Properties, REIT	1,956,423	37,054,652
VICI Properties, Inc., REIT	1,786,102	55,208,413
Warehouses De Pauw, REIT	1,356,354	62,363,018
		$ 1,886,048,013
Telecommunications - Wireless – 3.9%
American Tower Corp., REIT	134,791	$ 39,381,887
Cellnex Telecom S.A.	933,730	63,945,123
		$103,327,010
Telephone Services – 1.6%
Helios Tower PLC (a)	17,837,460	$ 42,916,710
Total Common Stocks (Identified Cost, $1,709,557,973)		$2,584,701,601
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $42,420,492)	42,420,492	$ 42,420,492

Other Assets, Less Liabilities – 0.3%		8,571,467
Net Assets – 100.0%		$2,635,693,560

(a)	Non-income producing security.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $42,420,492 and $2,584,701,601, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,709,557,973)	$2,584,701,601
Investments in affiliated issuers, at value (identified cost, $42,420,492)	42,420,492
Foreign currency, at value (identified cost, $2,413)	2,426
Receivables for
Fund shares sold	7,169,308
Dividends	2,674,066
Other assets	1,368
Total assets	$2,636,969,261
Liabilities
Payables for
Fund shares reacquired	$681,034
Payable to affiliates
Investment adviser	113,252
Administrative services fee	1,925
Shareholder servicing costs	207,097
Distribution and service fees	2,700
Payable for independent Trustees' compensation	11
Deferred country tax expense payable	1,953
Accrued expenses and other liabilities	267,729
Total liabilities	$1,275,701
Net assets	$2,635,693,560
Net assets consist of
Paid-in capital	$1,818,822,979
Total distributable earnings (loss)	816,870,581
Net assets	$2,635,693,560
Shares of beneficial interest outstanding	121,215,815

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$112,559,210	5,205,976	$21.62
Class B	1,396,390	64,227	21.74
Class C	16,414,078	756,493	21.70
Class I	1,070,397,737	49,295,526	21.71
Class R1	484,872	22,538	21.51
Class R2	3,504,078	161,428	21.71
Class R3	6,081,985	280,221	21.70
Class R4	5,679,862	261,544	21.72
Class R6	1,419,175,348	65,167,862	21.78

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.94 [100 / 94.25 x $21.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$53,836,861
Other	170,822
Dividends from affiliated issuers	30,051
Foreign taxes withheld	(1,655,701)
Total investment income	$52,382,033
Expenses
Management fee	$17,845,165
Distribution and service fees	401,318
Shareholder servicing costs	840,428
Administrative services fee	288,799
Independent Trustees' compensation	32,746
Custodian fee	241,798
Shareholder communications	62,403
Audit and tax fees	80,267
Legal fees	13,574
Miscellaneous	244,175
Total expenses	$20,050,673
Reduction of expenses by investment adviser and distributor	(259,637)
Net expenses	$19,791,036
Net investment income (loss)	$32,590,997
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$70,525,274
Foreign currency	99,454
Net realized gain (loss)	$70,624,728
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,953 increase in deferred country tax)	$539,782,442
Translation of assets and liabilities in foreign currencies	(97,269)
Net unrealized gain (loss)	$539,685,173
Net realized and unrealized gain (loss)	$610,309,901
Change in net assets from operations	$642,900,898
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$32,590,997	$37,972,476
Net realized gain (loss)	70,624,728	(76,293,937)
Net unrealized gain (loss)	539,685,173	23,911,533
Change in net assets from operations	$642,900,898	$(14,409,928)
Total distributions to shareholders	$(20,200,536)	$(99,999,395)
Change in net assets from fund share transactions	$142,555,056	$302,018,271
Total change in net assets	$765,255,418	$187,608,948
Net assets
At beginning of period	1,870,438,142	1,682,829,194
At end of period	$2,635,693,560	$1,870,438,142
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.38	$17.68	$16.19	$15.73	$16.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.31	$0.34	$0.41	$0.38(c)
Net realized and unrealized gain (loss)	5.15	(0.64)	1.56	0.69	0.04(g)
Total from investment operations	$5.38	$(0.33)	$1.90	$1.10	$0.42
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.97)	$(0.33)	$(0.35)	$(0.59)
From net realized gain	—	—	(0.08)	(0.29)	(0.82)
Total distributions declared to shareholders	$(0.14)	$(0.97)	$(0.41)	$(0.64)	$(1.41)
Net asset value, end of period (x)	$21.62	$16.38	$17.68	$16.19	$15.73
Total return (%) (r)(s)(t)(x)	33.02	(2.04)	12.24	7.19	3.32(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.26	1.40	1.43(c)
Expenses after expense reductions (f)	1.18	1.21	1.25	1.35	1.35(c)
Net investment income (loss)	1.21	1.89	2.06	2.65	2.49(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$112,559	$75,185	$79,083	$67,838	$35,503
See Notes to Financial Statements

Financial Highlights – continued
Class B (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.47	$17.78	$16.26	$16.33	$18.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.19	$0.22	$0.29	$0.27(c)
Net realized and unrealized gain (loss)	5.18	(0.65)	1.59	0.70	(0.03)(g)
Total from investment operations	$5.27	$(0.46)	$1.81	$0.99	$0.24
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$(0.85)	$(0.21)	$(0.52)	$(0.97)
From net realized gain	—	—	(0.08)	(0.54)	(1.50)
Total distributions declared to shareholders	$—	$(0.85)	$(0.29)	$(1.06)	$(2.47)
Net asset value, end of period (x)	$21.74	$16.47	$17.78	$16.26	$16.33
Total return (%) (r)(s)(t)(x)	32.02	(2.79)	11.46	6.31	2.58(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.97	2.01	2.15	2.18(c)
Expenses after expense reductions (f)	1.93	1.96	2.00	2.10	2.09(c)
Net investment income (loss)	0.48	1.15	1.33	1.85	1.63(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$1,396	$1,173	$1,247	$1,085	$1,098

Class C (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.45	$17.76	$16.26	$16.39	$18.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.19	$0.22	$0.30	$0.27(c)
Net realized and unrealized gain (loss)	5.18	(0.66)	1.58	0.69	(0.04)(g)
Total from investment operations	$5.27	$(0.47)	$1.80	$0.99	$0.23
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.84)	$(0.22)	$(0.58)	$(1.02)
From net realized gain	—	—	(0.08)	(0.54)	(1.51)
Total distributions declared to shareholders	$(0.02)	$(0.84)	$(0.30)	$(1.12)	$(2.53)
Net asset value, end of period (x)	$21.70	$16.45	$17.76	$16.26	$16.39
Total return (%) (r)(s)(t)(x)	32.09	(2.81)	11.44	6.36	2.56(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.97	2.01	2.15	2.18(c)
Expenses after expense reductions (f)	1.93	1.95	2.00	2.10	2.10(c)
Net investment income (loss)	0.47	1.15	1.33	1.88	1.64(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$16,414	$11,213	$10,165	$7,868	$6,483
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.45	$17.75	$16.26	$15.78	$16.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.35	$0.39	$0.45	$0.41(c)
Net realized and unrealized gain (loss)	5.17	(0.64)	1.56	0.69	0.05(g)
Total from investment operations	$5.44	$(0.29)	$1.95	$1.14	$0.46
Less distributions declared to shareholders
From net investment income	$(0.18)	$(1.01)	$(0.38)	$(0.37)	$(0.62)
From net realized gain	—	—	(0.08)	(0.29)	(0.82)
Total distributions declared to shareholders	$(0.18)	$(1.01)	$(0.46)	$(0.66)	$(1.44)
Net asset value, end of period (x)	$21.71	$16.45	$17.75	$16.26	$15.78
Total return (%) (r)(s)(t)(x)	33.31	(1.80)	12.52	7.47	3.58(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.97	1.01	1.18	1.18(c)
Expenses after expense reductions (f)	0.93	0.96	1.00	1.10	1.10(c)
Net investment income (loss)	1.47	2.14	2.40	2.90	2.65(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$1,070,398	$703,606	$663,977	$607,638	$121,357
See Notes to Financial Statements

Financial Highlights – continued
Class R1 (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.32	$17.65	$16.26	$16.33	$18.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.19	$0.23	$0.27	$0.26(c)
Net realized and unrealized gain (loss)	5.13	(0.65)	1.55	0.73	(0.02)(g)
Total from investment operations	$5.22	$(0.46)	$1.78	$1.00	$0.24
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.87)	$(0.31)	$(0.53)	$(0.95)
From net realized gain	—	—	(0.08)	(0.54)	(1.49)
Total distributions declared to shareholders	$(0.03)	$(0.87)	$(0.39)	$(1.07)	$(2.44)
Net asset value, end of period (x)	$21.51	$16.32	$17.65	$16.26	$16.33
Total return (%) (r)(s)(t)(x)	32.03	(2.80)	11.45	6.35	2.51(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.97	2.01	2.16	2.18(c)
Expenses after expense reductions (f)	1.93	1.96	2.00	2.10	2.09(c)
Net investment income (loss)	0.48	1.14	1.39	1.73	1.61(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$485	$411	$333	$168	$78

Class R2 (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.45	$17.76	$16.26	$16.35	$18.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.27	$0.30	$0.38	$0.36(c)
Net realized and unrealized gain (loss)	5.18	(0.65)	1.58	0.70	(0.04)(g)
Total from investment operations	$5.36	$(0.38)	$1.88	$1.08	$0.32
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.93)	$(0.30)	$(0.63)	$(1.10)
From net realized gain	—	—	(0.08)	(0.54)	(1.49)
Total distributions declared to shareholders	$(0.10)	$(0.93)	$(0.38)	$(1.17)	$(2.59)
Net asset value, end of period (x)	$21.71	$16.45	$17.76	$16.26	$16.35
Total return (%) (r)(s)(t)(x)	32.71	(2.32)	12.00	6.92	3.10(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.47	1.51	1.65	1.68(c)
Expenses after expense reductions (f)	1.43	1.46	1.50	1.60	1.60(c)
Net investment income (loss)	0.97	1.67	1.82	2.39	2.23(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$3,504	$2,270	$2,190	$1,699	$1,268
See Notes to Financial Statements

Financial Highlights – continued
Class R3 (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.44	$17.76	$16.26	$16.33	$18.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.31	$0.34	$0.43	$0.41(c)
Net realized and unrealized gain (loss)	5.17	(0.65)	1.57	0.70	(0.07)(g)
Total from investment operations	$5.40	$(0.34)	$1.91	$1.13	$0.34
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.98)	$(0.33)	$(0.67)	$(1.10)
From net realized gain	—	—	(0.08)	(0.53)	(1.48)
Total distributions declared to shareholders	$(0.14)	$(0.98)	$(0.41)	$(1.20)	$(2.58)
Net asset value, end of period (x)	$21.70	$16.44	$17.76	$16.26	$16.33
Total return (%) (r)(s)(t)(x)	33.04	(2.09)	12.22	7.30	3.24(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.22	1.26	1.40	1.43(c)
Expenses after expense reductions (f)	1.18	1.21	1.25	1.35	1.35(c)
Net investment income (loss)	1.22	1.90	2.05	2.73	2.52(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$6,082	$4,255	$3,768	$2,519	$509

Class R4 (y)	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.45	$17.75	$16.26	$16.32	$18.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.35	$0.38	$0.47	$0.42(c)
Net realized and unrealized gain (loss)	5.18	(0.64)	1.56	0.68	(0.02)(g)
Total from investment operations	$5.45	$(0.29)	$1.94	$1.15	$0.40
Less distributions declared to shareholders
From net investment income	$(0.18)	$(1.01)	$(0.37)	$(0.68)	$(1.13)
From net realized gain	—	—	(0.08)	(0.53)	(1.48)
Total distributions declared to shareholders	$(0.18)	$(1.01)	$(0.45)	$(1.21)	$(2.61)
Net asset value, end of period (x)	$21.72	$16.45	$17.75	$16.26	$16.32
Total return (%) (r)(s)(t)(x)	33.37	(1.79)	12.46	7.48	3.54(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.97	1.01	1.16	1.18(c)
Expenses after expense reductions (f)	0.93	0.96	1.00	1.10	1.09(c)
Net investment income (loss)	1.47	2.13	2.30	3.02	2.63(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$5,680	$3,649	$3,893	$3,141	$1,296
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$16.49	$17.80	$16.29	$15.81	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.37	$0.40	$0.46	$0.41(c)
Net realized and unrealized gain (loss)	5.19	(0.65)	1.58	0.69	0.06(g)
Total from investment operations	$5.48	$(0.28)	$1.98	$1.15	$0.47
Less distributions declared to shareholders
From net investment income	$(0.19)	$(1.03)	$(0.39)	$(0.38)	$(0.62)
From net realized gain	—	—	(0.08)	(0.29)	(0.82)
Total distributions declared to shareholders	$(0.19)	$(1.03)	$(0.47)	$(0.67)	$(1.44)
Net asset value, end of period (x)	$21.78	$16.49	$17.80	$16.29	$15.81
Total return (%) (r)(s)(t)(x)	33.49	(1.76)	12.68	7.51	3.68(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.89	0.93	1.07	1.11(c)
Expenses after expense reductions (f)	0.85	0.88	0.92	1.01	1.02(c)
Net investment income (loss)	1.55	2.23	2.40	2.95	2.68(c)
Portfolio turnover	22	39	55	20	29
Net assets at end of period (000 omitted)	$1,419,175	$1,068,677	$918,174	$691,035	$494,781

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	Per share amounts have been restated on a retroactive basis to reflect a reverse stock split completed at the ratios noted below after the close of business on November 2, 2018.
Class B 1 : 0.5437
Class C 1 : 0.5399
Class R1 1 : 0.5487
Class R2 1 : 0.5473
Class R3 1 : 0.5493
Class R4 1 : 0.5504

See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Real Estate Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848).

Notes to Financial Statements  - continued
The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the

Notes to Financial Statements  - continued
fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,584,701,601	$—	$—	$2,584,701,601
Mutual Funds	42,420,492	—	—	42,420,492
Total	$2,627,122,093	$—	$—	$2,627,122,093
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$20,200,536	$99,999,395
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$1,814,995,691
Gross appreciation	818,178,364
Gross depreciation	(6,051,962)
Net unrealized appreciation (depreciation)	$ 812,126,402
Undistributed ordinary income	35,377,655
Capital loss carryforwards	(30,623,370)
Other temporary differences	(10,106)
Total distributable earnings (loss)	$ 816,870,581
As of August 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(16,380,471)
Long-Term	(14,242,899)
Total	$(30,623,370)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$634,639	$4,204,342
Class B	216	60,033
Class C	16,388	482,815
Class I	7,760,116	38,487,207
Class R1	754	18,321
Class R2	13,297	118,919
Class R3	38,887	234,498
Class R4	40,692	226,694
Class R6	11,695,547	56,166,566
Total	$20,200,536	$99,999,395
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $259,393, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.81% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.05%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $35,970 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 223,309
Class B	0.75%	0.25%	1.00%	1.00%	12,462
Class C	0.75%	0.25%	1.00%	1.00%	133,998
Class R1	0.75%	0.25%	1.00%	1.00%	4,607
Class R2	0.25%	0.25%	0.50%	0.50%	13,802
Class R3	—	0.25%	0.25%	0.25%	13,140
Total Distribution and Service Fees					$401,318
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $179 and $65 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$3,430
Class B	922
Class C	632
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $39,492, which equated to 0.0018% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $800,936.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0132% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $57,382 and $1,399,897, respectively. The sales transactions resulted in net realized gains (losses) of $282,016.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $155,357, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $619,813,149 and $470,508,892, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,782,441	$33,397,135	1,759,489	$29,442,187
Class B	958	19,611	6,347	110,073
Class C	172,764	3,172,430	233,631	3,794,237
Class I	16,406,799	302,799,538	19,286,591	305,062,162
Class R1	3,344	62,399	10,414	175,352
Class R2	50,601	942,872	70,667	1,200,612
Class R3	130,164	2,361,515	129,899	2,209,568
Class R4	207,839	4,041,564	189,771	3,034,075
Class R6	11,614,551	213,482,434	22,424,477	350,327,289
	30,369,461	$560,279,498	44,111,286	$695,355,555
Shares issued to shareholders in reinvestment of distributions
Class A	26,190	$455,710	180,245	$3,053,343
Class B	12	216	3,504	60,022
Class C	911	16,003	27,406	468,923
Class I	429,157	7,488,789	2,257,232	38,327,807
Class R1	43	754	1,080	18,321
Class R2	760	13,297	6,979	118,919
Class R3	2,226	38,887	13,786	234,498
Class R4	2,332	40,692	13,351	226,694
Class R6	538,888	9,425,153	2,606,829	44,368,224
	1,000,519	$17,479,501	5,110,412	$86,876,751
Shares reacquired
Class A	(1,192,799)	$(21,881,185)	(1,821,440)	$(30,077,884)
Class B	(7,979)	(146,325)	(8,737)	(136,657)
Class C	(98,648)	(1,788,128)	(151,849)	(2,430,647)
Class I	(10,322,448)	(189,918,748)	(16,167,762)	(251,677,051)
Class R1	(6,008)	(118,660)	(5,197)	(85,893)
Class R2	(27,955)	(512,495)	(62,963)	(1,029,418)
Class R3	(110,912)	(2,094,780)	(97,099)	(1,563,179)
Class R4	(170,452)	(3,213,198)	(200,556)	(3,240,618)
Class R6	(11,793,015)	(215,530,424)	(11,812,427)	(189,972,688)
	(23,730,216)	$(435,203,943)	(30,328,030)	$(480,214,035)

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	615,832	$11,971,660	118,294	$2,417,646
Class B	(7,009)	(126,498)	1,114	33,438
Class C	75,027	1,400,305	109,188	1,832,513
Class I	6,513,508	120,369,579	5,376,061	91,712,918
Class R1	(2,621)	(55,507)	6,297	107,780
Class R2	23,406	443,674	14,683	290,113
Class R3	21,478	305,622	46,586	880,887
Class R4	39,719	869,058	2,566	20,151
Class R6	360,424	7,377,163	13,218,879	204,722,825
	7,639,764	$142,555,056	18,893,668	$302,018,271
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Lifetime 2040 Fund, were the owners of record of approximately 11%, 9%, 5%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $8,292 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,802,170	$485,567,173	$477,948,851	$—	$—	$42,420,492

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$30,051	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Real Estate Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Rick Gable

Board Review of Investment Advisory Agreement
MFS Global Real Estate Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of August 31, 2020 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees Billed by E&Y:
MFS Global Real Estate Fund	53,380	52,654

For the fiscal years ended August 31, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS Global Real Estate Fund	0	0	10,936	10,775	1,434	1,454

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Global Real Estate Fund*	1,668,649	1,785,828	0	0	107,150	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y
To MFS Global Real Estate Fund, MFS and MFS Related Entities #	2,054,598	2,081,807

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Global Real Estate Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     MFS SERIES TRUST XIII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2021

*	Print name and title of each signing officer under his or her signature.